UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 19, 2013, AsiaInfo-Linkage, Inc (the “Company”) convened its special meeting of stockholders (the “Special Meeting”). The purposes of the Special Meeting, as described in detail in the Company’s definitive proxy statement dated November 18, 2013 (the “Proxy Statement”), were to consider proposals (i) to adopt the previously announced Agreement and Plan of Merger, dated May 12, 2013 (the “Merger Agreement”), by and among the Company, Skipper Limited (“Parent”) and Skipper Acquisition Corporation (“Merger Sub”), providing for the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent (the “merger,” and such proposal, the “Merger Proposal”), (ii) to approve, on an advisory, non-binding basis, the agreements or understandings with and items of compensation payable to, or which may become payable to, the named executive officers of the Company that are based on or otherwise relate to the merger (such proposal, the “Compensation Proposal”), and (iii) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the merger agreement (such proposal, the “Adjournment Proposal”).

The total number of shares of Company common stock present in person or by proxy was equal to approximately 84.64% of the total shares of Company common stock entitled to vote, thereby constituting a quorum for the purpose of the Special Meeting.

The results of the vote for each proposal were as follows:

Proposal 1 – the Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,530,412	22,559,996	732,836	0

The votes in favor of the Merger Proposal were sufficient to approve the Merger Proposal.

Proposal 2 – the Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,050,361	23,824,757	1,948,126	0

The votes in favor of the Compensation Proposal were sufficient to approve the Compensation Proposal.

Proposal 3 – the Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,171,780	19,910,658	740,806	0

The votes in favor of the Adjournment Proposal were sufficient to approve the Adjournment Proposal.

Item 8.01. Other Events.

On December 19, 2013, the Company issued a press release announcing the results of its Special Meeting. A copy of that press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated December 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: December 19, 2013		/s/ DAVIN A. MACKENZIE
	Name:	Davin A. Mackenzie
	Title:	Independent Director

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 19, 2013.

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